UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CRH MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which the transaction applies:
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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Rule 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2021

CRH MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37542	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 619 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

(604) 633-1440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRHM	NYSE (American)
CRHM

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously announced, on February 6, 2021, CRH Medical Corporation (“CRH” or the “Company”) entered into a definitive Arrangement Agreement (the “Arrangement Agreement”) with WELL Health Technologies Corp. (“WELL”), WELL Health Acquisition Corp., a wholly owned subsidiary of WELL (the “Purchaser”), and 1286392 B.C. Ltd., a wholly owned subsidiary of WELL (“Finco,” and together with the Purchaser and WELL, the “WELL Parties”) with respect to the proposed acquisition by WELL (through its subsidiaries) of all the issued and outstanding shares of CRH at a price of US$4.00 per share, by way of a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “BCBCA,” and such transaction, the “Arrangement”). The Plan of Arrangement provides that, immediately prior to the transfer of CRH shares, Finco and the Purchaser will be amalgamated and continued as one corporation under the BCBCA. The entity formed upon such amalgamation is referred to herein as “Amalco.”

On March 18, 2021, CRH and the WELL Parties entered into Amending Agreement (the “Amending Agreement”), which amended the Arrangement Agreement to, among other things, (i) permit WELL to designate an alternative entity (in lieu of the Purchaser/Amalco) to be the acquiror of CRH, provided such entity is a wholly owned subsidiary of WELL (directly or indirectly), that the substitution of such alternate party does not, in the opinion of CRH acting reasonably, result in adverse consequences to CRH or any CRH securityholder, and that such alternate party is legally formed and CRH is notified of WELL’s intentions prior to the meeting of CRH securityholders being held to consider and vote on the Arrangement, (ii) change the order of certain steps in the Arrangement, and (iii) implement certain other tax-structuring related changes to the Plan of Arrangement, which do not impact the effect or tax consequences of the Arrangement for CRH securityholders. The Amending Agreement also amended the Arrangement Agreement to clarify that the requisite CRH securityholder approval for the Arrangement will include the “minority approval” required under Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions, as required under the interim order of the Supreme Court of British Columbia with respect to the Arrangement, dated as of March 10, 2021.

The foregoing description of the Amending Agreement is not complete and is subject to and qualified in its entirety by reference to the Amending Agreement, a copy of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit No.	Description

2.1	Amending Agreement, dated as of March 18, 2021, by and among CRH Medical Corporation, WELL Health Technologies Corp., WELL Health Acquisition Corp. and 1286392 B.C. Ltd.

104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included or incorporated by reference in this document may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward looking statements include statements regarding the acquisition of the Company by WELL and the amalgamation of the Purchaser and Finco, as well as all other statements that are not statements of historical fact. Forward-looking statements are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “plan,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.

Forward-looking statements reflect current expectations of management regarding future events and performance as of the date of this document and involve known and unknown risks, uncertainties and other factors which may cause our actual results to be materially different those expressed or implied by any forward-looking statements. These forward-looking statements should not be read as guarantees of future results, and there can be no assurance that the results expressed or implied by any forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from the results discussed in forward-looking statements include: (i) the risk that the Company’s securityholders do not approve the proposed transaction; (ii) the risk that regulatory or other approvals required for the transaction may be delayed or not obtained, or are obtained subject to conditions that are not anticipated; (iii) the possibility that certain other conditions to the consummation of the proposed transaction will not be satisfied or completed on a timely basis, or at all; (iv) the risk that the financing necessary for the consummation of the proposed transaction is unavailable at the closing; (v) the risk of disruption from the announcement, pendency and/or completion of the potential transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; (vi) uncertainties related to developments in the COVID-19 pandemic and its impact on the Company’s operations and the completion of the proposed transaction; and (vii) uncertainties related to general economic, financial, regulatory and political conditions, as well as potential changes in law and regulatory interpretations.

Additional factors that could cause actual results to differ materially from expectations include, without limitation, the risks identified by the Company in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which are available on EDGAR at www.sec.gov/edgar.shtml or on the Company’s website at www.crhmedcorp.com. The Company disclaims any intent or obligations to update or revise publicly any forward-looking statements whether as a result of new information, estimates or options, future events or results or otherwise, unless required to do so by law.

Additional Information and Where to Find It

The proposed transaction between the Company and WELL will be submitted to the Company’s securityholders for their consideration. In connection therewith, on March 19, 2021, the Company filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement and management information circular for the Company’s securityholders (the “Proxy Statement”). The Company commenced mailing of the definitive Proxy Statements to its security holders on or about March 19, 2021, and may file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive Proxy Statement and other relevant materials filed with the SEC (when they become available) may be obtained free of charge at the SEC’s website, http://www.sec.gov. Copies will also be available at no charge in the “Investors” section of the Company’s website, https://investors.crhsystem.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRH MEDICAL CORPORATION
(Registrant)

Date: March 23, 2021	By:	/s/ Richard Bear
	Name: Title:	Richard Bear Chief Financial Officer